EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Trestle Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB/A for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the “10-KSB Report”) that:

(1)	the 10-KSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 20, 2008                                                                   /s/ ERIC STOPPENHAGEN
Eric Stoppenhagen
Interim President and Corporate Secretary